SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):26-Dec-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

    On   26-Dec-02   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-02
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated         26-Dec-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          26-Dec-02

DISTRIBUTION SUMMARY



 Class  Face Value         Beg           Prin        Rate           Int
A-1     275,000,000    273,296,897    1,668,934    1.73000%       407,136
A-2     130,000,000    128,382,454     872,624     1.76000%       194,571
A-3      38,700,000     37,522,302     635,337     1.57000%        50,728
A-4      55,950,000     55,950,000        0        1.84000%        88,650
A-5      20,000,000     19,751,147     134,250     1.82000%        30,954
A-IO    389,737,500    386,177,100        0        6.62000%      2,194,459
M-1      38,500,000     38,500,000        0        2.28000%        75,588
M-2      29,200,000     29,200,000        0        3.08000%        77,445
B-1      21,500,000     21,500,000        0        3.73000%        69,057
B-2      6,150,000      6,150,000         0        4.63000%        24,520
X       615,000,050    610,252,800        0        N/A		   0
R            50             0             0        1.82000%          0
Total   615,000,050    610,252,800    3,311,145                  3,213,108


                           Int
            Loss        Shortfall        End
Class
    A-1     N/A             0        271,627,964
    A-2     N/A             0        127,509,830
    A-3     N/A             0         36,886,965
    A-4     N/A             0         55,950,000
    A-5     N/A             0         19,616,897
   A-IO     N/A             0        383,693,741
    M-1     0.00            0         38,500,000
    M-2     0.00            0         29,200,000
    B-1     0.00            0         21,500,000
    B-2     0.00            0         6,150,000
      X     N/A             0        607,800,806
      R     N/A             0             0
  Total      0              0        606,941,655

AMOUNTS PER $1,000 UN
                                                      Int
 Class     Cusip           Prin          Int     Carry-forward      End
A-1    22541NHB8         6.0689        1.4805       0.0000       987.7380
A-2    22541NHC6         6.7125        1.4967       0.0000       980.8448
A-3    22541NHD4         16.4170       1.3108       0.0000       953.1515
A-4    22541NHE2         0.0000        1.5844       0.0000       1000.0000
A-IO   22541NHF9         0.0000        5.6306       0.0000       984.4927
M-1    22541NHH5         0.0000        1.9633       0.0000       1000.0000
M-2    22541NHJ1         0.0000        2.6522       0.0000       1000.0000
B-1    22541NHK8         0.0000        3.2119       0.0000       1000.0000
B-2    22541NHL6         0.0000        3.9869       0.0000       1000.0000
X      22541NHM4         0.0000        0.0000       0.0000       988.2939
R      22541NHG7         0.0000        0.0000       0.0000        0.0000

                                       GROUP 1      GROUP 2        TOTAL
Beginning Balance                    311,301,832  243,411,871   554,713,703
     Scheduled Principal               206,896      166,872       373,768
     Prepayments (Includes Curt)	   899,026      869,071      1,768,097
     Net Liquidation Proceeds             0            0             0
     Loan Purchase Prices                 0            0             0
     Total Principal Remittance       1,105,922    1,035,943     2,141,865
     Net Realized Losses                  0            0             0
Ending Balance                       310,195,910  242,375,928   552,571,838

Agg End Coll Bal                     322,605,508  285,195,298   607,800,806

End Overcollateralization Amt                                     859,151

Prefunding Account:
Beginning Balance                    33,994,597   57,797,747    91,792,344
Subsequent Transfer                  21,485,332   14,828,034    36,313,366
Added to available certificate prin    99,668      150,343        250,011
Amount on Deposit in Prefunding Acct 12,409,598   42,819,370    55,228,968

Interest Distributions:
Sched Int -Net of Serv Fee & LPMI     2,150,851   1,602,942      3,753,793
Less Relief Act Interest Shortfall        0           0              0
Less Net Prepayment Interest Shortfal     0           0              0
                                      2,150,851   1,602,942      3,753,793
Capitalized Interest Account:
                                                                  565,275
less: Capitalized Interest Requiremen  59,652      205,302        264,954
less: Withdrawal of Overfunded Interest Amount to Depositor       300,321
Ending Balance                            0           0              0


Serv Fee				        129,709     101,422        231,131
Trustee Fee                             1,297       1,014          2,311
FSA Premium                            13,665       8,295         21,960
Credit Risk Manager Fee                 4,540       3,550          8,090
LPMI                                      0           0              0
                                                                   TOTAL
Advances             Curr Agg  Adv as of det date                 786,085
                     Out Agg Adv as of end of prior calendar m    946,126

Has Fairbanks failed the Termination Test                     NO

Delinquency Information

       30-59 days delinquent         60-89 days delinquent
           Count         Balance        Count       Balance
Grp 1       101        13,992,593         0           0
Grp 2        36         6,389,205         1        135,534
Total       137        20,381,799         1        135,534
*Note:  The above statistics do not include loans in
 foreclosure or bankruptcy proceedings or REO properties.
       90 or more days delinquent
           Count         Balance
Grp 1        2               172,283
Grp 2        3               381,939
Total        5               554,222
*Note:  The above statistics do not include loans in
 foreclosure or bankruptcy proceedings or REO properties.
       Outstanding Loans           Foreclosure
           Count     Balance        Count       Balance
Grp 1       2667     310195910         0            0
Grp 2       1535     242375928         0            0
Total       4202     552571838         0            0

         Bankruptcy                   REO
           Count         Balance     Count     Balance    Mkt Val
Grp 1        0              0          0          0	       0
Grp 2        0              0          0          0		 0
Total        0              0          0          0		 0

Num of Loans for which Prep Prem were collected                      10
Prin Bal of Loans for which Prep Prem were collected              1692856
Curr amt of Prep Prem                                              64049


Current Delinquency Rate (60+days)                                0.11348%
Rolling Three Month Delinquency Rate (60+days)                    0.09375%

Number of Loans Repurchased                                          0
Principal Balance of Loans Repurchased                               0

Realized Losses incurred during the related Due Period               0
Cumulative Realized Losses since Startup Day                         0

WAM                                                                 349
WAC                                                               8.62050%
NET WAC                                                           8.08905%

Insured Payment on Class As                                          0

Senior Enhancement Percentage                                    15.62621%

Net Excess Spread                                                 2.09591%

Deposit to Basis Risk Reserve Fund                                   0
Basis Risk Reserve Fund Balance                                     5000

Interest Rate Cap Account
       Beginning Balance                                             0
       Deposits                                                      0
       Withdrawals                                                   0
       Ending Balance                                                0

       Target Amount for the preceding Distribution Date          6,150,001

       SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA